UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

LEET TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

(Address of principal executive offices) (zip code)

+603 7783 1636

(Registrant’s telephone number, including area code)

_______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 1.01 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

On October 3, 2022, Leet Technology Inc., a Delaware corporation (the “Company”), issued to Porta Capital Limited, Bru Haas (B) Sdn Bhd, Bru Haas Sdn Bhd, Clicque Technology Sdn Bhd, Tilla Network Limited and Porta Network Inc., the Company’s related parties (individually as the “Related Party,” and collectively as the “Related Parties”), an aggregate of 5,898,256 shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), of the Company pursuant to certain Debt Conversion Agreements, each dated September 30, 2022 (the “Debt Conversion Agreement”), between the Related Parties and the Company. Pursuant to the Board Resolution dated September 28, 2022 approving the adoption of certain Rights and Preferences of Series B Preferred Shares, the Agreements included the following rights: (i) Dividend Rights and (ii) Redemption Rights. The Series B Preferred Shares were issued on September 30, 2022. The securities were issued pursuant to the registration exemption under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Related Parties have a close association with the Company as Dai Song, the majority shareholder of the Company, sits on the board of directors of each Related Party and is the majority shareholder of Porta Capital Limited, Bru Haas (B) Sdn Bhd, Bru Haas Sdn Bhd, Tilla Network Limited and Porta Network Inc. As such, the Company and the Related Parties are under common control.

The foregoing description of the Debt Conversion Agreement is qualified in its entirety by reference to Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description:

10.1	Debt Conversion Agreement, dated September 30, 2022 between Leet Technology Inc. and Porta Capital Limited

10.2	Debt Conversion Agreement, dated September 30, 2022 between Leet Technology Inc. and Bru Haas (B) Sdn Bhd

10.3	Debt Conversion Agreement, dated September 30, 2022 between Leet Technology Inc. and Bru Haas Sdn Bhd

10.4	Debt Conversion Agreement, dated September 30, 2022 between Leet Technology Inc. and Clicque Technology Sdn Bhd

10.5	Debt Conversion Agreement, dated September 30, 2022 between Leet Technology Inc. and Tilla Network Limited

10.6	Debt Conversion Agreement, dated September 30, 2022 between Leet Technology Inc. and Porta Network Inc

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEET TECHNOLOGY INC.

Date: October 3, 2022	By:	/s/ Ding Jung, LONG
Chief Executive Officer

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